UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2011

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 420, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 1 – MATERIAL AND DEFINITIVE AGREEMENT

ITEM 1.01  ENTERANCE INTO A DEFINITIVE, MATERIAL AGREEMENT

Two Rivers Water Company (“Two Rivers”) on September 7, 2011 completed its purchase of the balance of the membership interest in the Orlando Reservoir No. 2 Company (“Orlando”) as first described in our 10Q filing for the period ended June 30, 2011 under “Subsequent Events.”  Total consideration paid for this transaction, including amounts and shares issued on July 29, 2011, a cash payment of $1,412,500 (including an initial payment of $100,000); issuance of 650,000 shares of Two Rivers common shares (valued, based on the closing price of the shares) at $1,557,000, and the issuance of a promissory note to the sellers for $187,500.

The definitive purchase agreement is attached herewith as Exhibit 99.1.  The promissory note is attached as Exhibit 99.2.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Purchase agreement dated September 7, 2011*
99.2	$187,500 promissory note*
____________________ *Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: September 12, 2011	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer